------------------------------------------
                       Semiannual Report January 31, 1999
                   ------------------------------------------

                                   OPPENHEIMER
                                   California
                                 Municipal Fund

                                [GRAPHIC OMITTED]

                                     [LOGO]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 An Interview
   with Your Fund's
   Manager

11 Financial
   Statements

33 Officers and
   Trustees

36 Information and
   Services

Report highlights
--------------------------------------------------------------------------------

o Municipal bonds performed well over the past six months in a declining-interest-rate environment.

o Several of the Fund's holdings received credit rating upgrades, which enhanced the value of the securities.

Cumulative Total Returns
For the 6-Month Period
Ended 1/31/99

Class A

Without             With
Sales Chg.(1)       Sales Chg.(2)
---------------------------------------
4.47%               -0.49%
---------------------------------------

Class B

Without             With
Sales Chg.(1)       Sales Chg.(2)
---------------------------------------
4.07%               -0.93%
---------------------------------------

Class C

Without             With
Sales Chg.(1)       Sales Chg.(2)
---------------------------------------
3.99%               2.99%
---------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

1. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

2. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                    2 Oppenheimer California Municipal Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
California Municipal Fund

Dear shareholder,
--------------------------------------------------------------------------------

Contrary to what many analysts had expected, the U.S. economy appears to have picked up steam over the past few months. The fourth quarter of 1998 posted the fastest rate of economic growth in two years, and early indications suggest that the first quarter of 1999 may follow suit.

      With respect to the U.S. bond market, stronger than expected economic growth has triggered concerns that the Federal Reserve may raise key interest rates to forestall an acceleration of inflation. As a result, yields of longer term taxable bonds have risen from their October 1998 lows, when investors had bid up prices during the global "flight to quality." At the same time, tax-exempt bond prices and yields have remained relatively stable.

      In the U.S. stock market, it might appear at first glance that prices are rising as rapidly as the economy is growing. However, a closer look reveals that, with the exception of large-cap growth companies and the technology industry, most stock prices remained relatively flat. What's more, the disparity in val uations between large companies, which have led the market's advance, and smaller ones, which have lagged, has become historically wide.

      What do these observations mean for your investments? In our view, actively managed portfolios that are closely monitored by expert money managers are likely to provide better returns than passive index investing in 1999. That's because selectivity is expected to be more critical to performance than it has been over the past few years. In a potentially overvalued stock market and rising interest-rate environment, the ability to identify the most promising securities could become paramount.

      Even though many equity investors may be tempted to jump aboard the technology bandwagon, we suggest a more prudent course: broad diversification beyond any single asset class, industry, capitalization range or geographic region. We believe that the risks of this investment environment require consideration of a broad range of investments and markets, including bonds. That way, if one market experiences setbacks, one or more of the others may help cushion the effects on your overall portfolio.

      No matter what the financial markets have in store, we resolve to continue working with your financial advisor to keep you apprised of potential risks and opportunities. Providing you with the market information, professionally managed investments and other resources you need to achieve your financial goals is an important part of our enduring commitment to you as The Right Way to Invest.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
February 22, 1999


                    3 Oppenheimer California Municipal Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the Fund perform during the six-month period that ended January 31, 1999?

We are pleased with the Fund's performance over the past six months. Not only has the municipal bond market rallied overall since August 1, 1998, but the Fund also held some of the individual securities that led the market's advance. In fact, several of our holdings received credit rating upgrades from the major independent rating agencies, which helped to increase their investment value.

Why did the municipal bond market rally during the second half of 1998?

When the reporting period began in August 1998, many financial markets around the world were in disarray and global economic conditions were uncertain. The U.S. stock market and the higher yielding sectors of the U.S. bond market were in the midst of a sharp decline triggered by the spread of the global currency and credit crisis from Asia to Russia and Latin America. Lower overseas demand for U.S. goods and services was expected to reduce the growth of domestic corporate earnings, and investors became concerned that U.S.
economic growth might suffer.

      Unlike equity investors, fixed income investors tend to welcome slower economic growth because it helps alleviate inflationary pressures that may be present


                    4 Oppenheimer California Municipal Fund

[PHOTO]

Portfolio Management
Team (l to r)
Bob Patterson
Caryn Halbrecht(1)
(Portfolio Manager)
Jerry Webman

in the economy. In addition, slower growth makes it more likely that interest rates will decline, especially if the Federal Reserve Board cuts key short-term rates to stimulate economic growth. As a result, prices of high-quality bonds rose in the third quarter of 1998, especially U.S. Treasury securities and highly rated municipal bonds. However, municipal bonds lagged the performance of comparable U.S. Treasury securities over the same period.

Why did U.S. Treasury securities provide higher returns than municipal bonds?

In last summer's uncertain market environment, both domestic and overseas investors sold investments they perceived as risky. Instead, they flocked to the triple-A-rated U.S. Treasury securities, which are backed by the full faith and credit of the U.S. government and are considered among the safest investments in the world. This "flight to quality" drove up the demand of U.S. Treasury securities and in turn, their prices.

1. Effective January 1, 1999, the Fund's portfolio manager is Caryn Halbrecht.


                    5 Oppenheimer California Municipal Fund

Avg Annual Total Returns
For the Periods Ended 12/31/98(2)

Class A
1 year     5 year     10 year
---------------------------------------
0.88%      4.90%      7.45%
---------------------------------------

Class B
                      Since
1 year     5 year     Inception
---------------------------------------
0.21%      4.78%      5.55%
---------------------------------------

Class C
                      Since
1 year     5 year     Inception
---------------------------------------
4.22%      N/A        6.57%
---------------------------------------

An interview with your Fund's manager
--------------------------------------------------------------------------------

Unlike U.S. Treasury securities, however, there was an abundant supply of municipal bonds to meet the relatively steady level of demand. Because overseas investors and most institutions receive no tax benefits from municipal bonds, they did not contribute to an increase in demand within this market sector. In addition, municipalities and other issuers took advantage of low interest rates last year to finance new projects and refinance existing ones at lower costs. With the second largest volume of new tax-exempt issuance in history entering the market in 1998, plenty of securities were available to satisfy demand from individual investors and mutual funds. Accordingly, while municipal bond prices rallied when interest rates fell, they did not rise to the extent that prices of U.S. Treasury securities did.

How was the Fund managed in this environment?

We remained nearly fully invested in a diversified portfolio of tax-exempt securities from a wide variety of issuers within the state of California. Because we had expected the U.S. economy to slow, we positioned the portfolio for slower growth and lower interest rates well before the six-month reporting period began. In doing so, we emphasized bonds that provide protection against being redeemed early, or "called," by their issuers. Because having bonds called while interest rates are falling often requires us to reinvest the proceeds at lower yields, having such "call protection" was an important part of our strategy over the past six months.


                    6 Oppenheimer California Municipal Fund

Later in the six-month reporting period, we shifted our focus to higher quality bonds, including insured bonds. That's because the differences in yields between highly rated bonds and lower rated bonds had narrowed sub stantially during the second half of last year, and there was little incentive to assume the additional credit risks that lower rated bonds entail.

In what types of municipal projects did the Fund invest over the past six months?

Our investment strategy has been two-pronged. First, we continued to add higher yielding issues to the port-folio as opportunities arose. Second, we added bonds that are structured to perform well in a falling interest rate environment.

      Most of our high yield investments have been issues that are secured by assessments on residential real estate developments. We believe the strong California economy and its rebounding real estate market provide a solid basis for investing in these higher yielding bonds. The developments we selected are located near the most highly populated areas of the state, with some emphasis on Orange County. These issues provide the Fund with attractive income as well as the potential for appreciation through credit improvement as development occurs at the sites.

2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 11/3/88. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 5/3/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 11/1/95. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                    7 Oppenheimer California Municipal Fund

Standardized Yields(3)
For the 30 Days Ended 1/31/99
---------------------------------------
Class A                           4.07%
---------------------------------------
Class B                           3.50
---------------------------------------
Class C                           3.50
---------------------------------------

An interview with your Fund's manager
--------------------------------------------------------------------------------

We have also been adding securities issued to finance adult living facilities. These facilities provide housing, healthcare and recreation for older people. We concentrate on facilities located in areas with above-average economic indicators and demographics that we believe will support ongoing demand for the service. We prefer to purchase these issues in the early stages of the project development, with expectations that solid operating results, over time, will bring the securities to investment-grade status.

What is your outlook for the municipal bond market?

We remain very optimistic. Our outlook is especially positive for tax-exempt bonds, however, because they have become quite inexpensive relative to their historical price relationship with U.S. Treasury securities. In fact, during October 1998, some tax-exempt bond yields equaled the yields of comparable taxable government bonds. In effect, those who invested in municipal bonds in October received the income-tax benefits for free!

3. Standardized yield is based on net investment income for the 30-day period ended January 31, 1999. Falling share prices will tend to artificially raise yields.


                    8 Oppenheimer California Municipal Fund

Credit Allocation(4)

[PIE CHART OMITTED]

o AAA         42.7%
o AA           8.9
o A           15.2
o BBB         23.4
o BB           9.0
o B            0.8

While municipal bond yields have moderated somewhat relative to U.S. Treasury securities since this past October, they remain quite inexpensive compared to historical norms. If the yield relationship between tax-exempt and taxable bonds returns to more normal levels, as we expect, 1999 may be a particularly good year for municipal bonds, making these tax-exempt securities an important part of The Right Way to Invest.

Top 5 Industries
Percentage of invested assets(5)
--------------------------------------------------------------------------------
Special Assessment                                                         25.3%
--------------------------------------------------------------------------------
Single Family Housing                                                      12.5
--------------------------------------------------------------------------------
Municipal Leases                                                           11.0
--------------------------------------------------------------------------------
Electric Utilities                                                          9.7
--------------------------------------------------------------------------------
Hospital/Healthcare                                                         9.0
--------------------------------------------------------------------------------

4. Portfolio data are as of January 31, 1999, are dollar-weighted based on invested assets and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk of default. Average credit quality and ratings allocations include securities rated by national ratings organizations as well as unrated securities (currently 15.7% of total investments) which have ratings assigned by the Manager in categories equivalent to those of ratings organizations.

5. Industry weightings are as of January 31, 1999, and are subject to change.


                    9 Oppenheimer California Municipal Fund

Financials
--------------------------------------------------------------------------------


                    10 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

                                                Ratings:
                                                Moody's/        Face          Market Value
                                                S&P/Fitch       Amount        See Note 1
=========================================================================================
Municipal Bonds and Notes--101.5%
-----------------------------------------------------------------------------------------
California--92.3%
Alameda, CA Corridor Transportation Authority
RB, Sr. Lien, Series A, 5%, 10/1/29             Aaa/AAA/AAA     $ 3,100,000   $ 3,104,123
-----------------------------------------------------------------------------------------
Anaheim, CA PFAU Lease RB, CAP, Sub. Lien,
Public Improvements Project, Series C,
FSA Insured, Zero Coupon, 5.193%, 9/1/24(1)     Aaa/AAA/AAA      25,855,000     7,055,829
-----------------------------------------------------------------------------------------
Anaheim, CA PFAU TXAL RB, MBIA Insured,
Inverse Floater, 9.72%, 12/28/18(2)             Aaa/AAA           3,000,000     3,952,500
-----------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical
Center, Series A, 6.50%, 12/1/11                A2/A+             4,500,000     4,997,520
-----------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, American
Baptist Homes, Series A, 6.20%, 10/1/27         NR/BBB            6,000,000     6,405,060
-----------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, Episcopal
Homes Foundation, 5.125%, 7/1/18                NR/A-             5,900,000     5,899,764
-----------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, Rhonda
Haas Goldman Plaza, 5.125%, 5/15/23             NR/A+             2,300,000     2,305,681
-----------------------------------------------------------------------------------------
CA CDAU Lease RB, United Airlines, Series A,
5.70%, 10/1/33                                  Baa3/BB+          9,185,000     9,484,523
-----------------------------------------------------------------------------------------
CA Community College FAU Lease RB,
West Valley Mission Community College,
MBIA Insured, 5.625%, 5/1/22                    Aaa/AAA           3,585,000     3,838,567
-----------------------------------------------------------------------------------------
CA Educational FA RRB, L.A. College
Chiropractic, 5.60%, 11/1/17                    Baa2/NR           1,000,000     1,045,550
-----------------------------------------------------------------------------------------
CA Educational FA RRB, Pooled Educational
Facilities Program, MBIA Insured, 7%, 3/1/16    Aaa/AAA             100,000       105,812
-----------------------------------------------------------------------------------------
CA Foothill/Eastern Transportation Corridor
Agency Toll Road RB, Sr. Lien, Series A,
6.50%, 1/1/32                                   Baa3/BBB-/BBB     4,600,000     5,168,422
-----------------------------------------------------------------------------------------
CA GOB, 5%, 10/1/23                             Aa3/A+/AA-        2,000,000     2,003,960
-----------------------------------------------------------------------------------------
CA HFA RB, Series A, 7.35%, 8/1/11              Aa2/AA-              75,000        79,342
-----------------------------------------------------------------------------------------
CA HFA RB, Series C, 6.75%, 2/1/25              Aa2/AA-           9,755,000    10,467,408
-----------------------------------------------------------------------------------------
CA HFA RB, Series C, 7.60%, 8/1/30              Aa2/AA-           1,070,000     1,119,231
-----------------------------------------------------------------------------------------
CA HFA RB, Series E-1, 6.45%, 2/1/12            Aa2/AA-             750,000       807,637
-----------------------------------------------------------------------------------------
CA HFA RB, Series M, MBIA Insured,
5.60%, 8/1/29                                   Aaa/AAA           2,500,000     2,600,000
-----------------------------------------------------------------------------------------
CA HFA SFM RB, Series 83, Inverse Floater,
9.045%, 8/1/25(2)                               NR/AAA            4,000,000     4,576,320
-----------------------------------------------------------------------------------------
CA HFFAU RB, La Palma Hospital Medical
Center, 7.10%, 2/1/13                           NR/A+             1,875,000     1,912,931


                    11 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                      Ratings:
                                                      Moody's/    Face         Market Value
                                                      S&P/Fitch   Amount       See Note 1
-----------------------------------------------------------------------------------------
California  (continued)
CA HFFAU RB, Los Angeles Children's Hospital,
Prerefunded, Series A, 7.125%, 6/1/21                 Aaa/A+      $1,000,000   $1,106,280
-----------------------------------------------------------------------------------------
CA HFFAU RRB, Kaiser Permanente, Series B,
5%, 10/1/18                                           A3/A         9,175,000    9,055,633
-----------------------------------------------------------------------------------------
CA Intermodal Container Transfer Facility Joint
PAU RRB, Southern Pacific Transportation Co.,
Series A, 7.70%, 11/1/14                              Baa1/BBB+    1,000,000    1,048,730
-----------------------------------------------------------------------------------------
CA PCFAU SWD RRB, North Cnty. Recycling
Center, Escrowed to Maturity, Series A,
6.75%, 7/1/11                                         Aaa/NR         500,000      568,750
-----------------------------------------------------------------------------------------
CA PWBL RB, State Prison Department of
Corrections, Series E, FSA Insured, 5.50%, 6/1/15     NR/AAA       3,000,000    3,324,000
-----------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Mtg.-Backed
Securities Program, Series B-5, 5.75%, 12/1/29        NR/AAA       3,180,000    3,491,227
-----------------------------------------------------------------------------------------
CA Saddleback Community College District
Refunding COP, BIG Insured, 7%, 8/1/19                Aaa/AAA      1,000,000    1,038,490
-----------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Cedars-Sinai Medical Center, 5.40%, 11/1/15           A1/NR        2,000,000    2,055,540
-----------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP, Inverse
Floater, 7.575%, 11/1/15(2)                           A1/NR        5,600,000    5,908,000
-----------------------------------------------------------------------------------------
Campbell, CA Refunding COP, Civic Center
Project, Unrefunded Balance, 6.75%, 10/1/17           A2/A         1,130,000    1,252,808
-----------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Bonds,
No. 92-1, 7.10%, 9/1/21                               NR/NR        3,250,000    4,014,562
-----------------------------------------------------------------------------------------
Central CA Joint Powers Health FAU COP,
Community Hospitals of Central California
Project, 5%, 2/1/23                                   Baa1/NR      5,090,000    4,857,336
-----------------------------------------------------------------------------------------
Clovis, CA USD CAP GOB, Series D, FGIC
Insured, Zero Coupon, 5.60%, 8/1/10(1)                Aaa/AAA      2,000,000    1,227,260
-----------------------------------------------------------------------------------------
Colton, CA PFAU TXAL RRB, Redevelopment
Projects, Series B, 5.875%, 8/1/27                    NR/NR        3,700,000    3,778,514
-----------------------------------------------------------------------------------------
Commerce, CA Community Development
Commission TXAL Refunding Bonds,
Redevelopment Project No. 1, Sub. Lien,
Series B, 5.75%, 8/1/10                               NR/NR          815,000      868,252
-----------------------------------------------------------------------------------------
Commerce, CA Community Development
Commission TXAL Refunding Bonds,
Redevelopment Project No. 1, Sub. Lien,
Series B, 6%, 8/1/21                                  NR/NR        2,800,000    2,875,712
-----------------------------------------------------------------------------------------
Commerce, CA Joint Powers FAU Lease RB,
Community Center, Series A, 6.25%, 10/1/22            Baa2/NR      1,410,000    1,519,740
-----------------------------------------------------------------------------------------
Compton, CA Refunding COP, Civic Center &
Capital Improvements, Series A, 5.50%, 9/1/15         NR/BBB       3,000,000    3,083,490


                    12 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/      Face          Market Value
                                                     S&P/Fitch     Amount        See Note 1
--------------------------------------------------------------------------------------------
California  (continued)
Davis, CA Public Facilities FAU Local Agency
RRB, Mace Ranch Area, Series A, 6.60%, 9/1/25        NR/NR         $ 5,000,000   $ 5,332,450
--------------------------------------------------------------------------------------------
Delta Cnty., CA Home Mtg. FAU SFM RB,
Series A, 5.35%, 6/1/24                              Aaa/AAA/AAA     4,605,000     4,747,433
--------------------------------------------------------------------------------------------
Duarte, CA COP, City of Hope National Medical
Center, 6.25%, 4/1/23                                Baa1/NR         4,500,000     4,817,520
--------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB,
MBIA Insured, Zero Coupon, 6.20%, 11/1/18(1)         Aaa/AAA         6,000,000     2,263,920
--------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB,
MBIA Insured, Zero Coupon, 6.20%, 11/1/19(1)         Aaa/AAA         2,000,000       711,080
--------------------------------------------------------------------------------------------
Fontana, CA RA TXAL Refunding Bonds,
Jurupa Hills Redevelopment Project,
Series A, 5.50%, 10/1/19                             NR/BBB+         1,345,000     1,384,852
--------------------------------------------------------------------------------------------
Fontana, CA RA TXAL Refunding Bonds,
Jurupa Hills Redevelopment Project,
Series A, 5.50%, 10/1/27                             NR/BBB+         6,040,000     6,203,926
--------------------------------------------------------------------------------------------
Huntington Park, CA PFAU Lease RRB,
Wastewater System Project, Series A,
6.20%, 10/1/25                                       NR/NR           3,000,000     3,135,750
--------------------------------------------------------------------------------------------
Industry, CA Improvement Bond Act of 1915
SPAST GOB, District No. 91-1, 7.65%, 9/2/21          NR/NR           1,750,000     2,009,928
--------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act of 1915
SPAST GOB, District 94-13-Group One,
5.50%, 9/2/22                                        NR/NR          10,000,000    10,047,500
--------------------------------------------------------------------------------------------
Laguna Salada, CA USD GOB, CAP, Series B,
FGIC Insured, Zero Coupon, 5.30%, 8/1/22(1)          Aaa/AAA/AAA     3,035,000       933,141
--------------------------------------------------------------------------------------------
Lake Elsinore, CA Recreation Authority RB,
Public Facilities Project, Series A, 7.10%, 2/1/17   NR/NR           2,960,000     3,054,927
--------------------------------------------------------------------------------------------
Lake Elsinore, CA School FAU SPTX RRB,
Horsethief Canyon, 5.625%, 9/1/16                    NR/NR           4,760,000     4,775,803
--------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP, CAP, Disney
Parking Project, Zero Coupon, 5.58%, 3/1/12(1)       A3/BBB/A-       1,700,000       877,693
--------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP, CAP, Disney
Parking Project, Zero Coupon, 6.924%, 9/1/10(1)      A3/BBB/A-       5,960,000     3,395,174
--------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP, CAP, Disney
Parking Project, Zero Coupon, 6.95%, 9/1/11(1)       A3/BBB/A-       2,900,000     1,554,516
--------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP, CAP, Disney
Parking Project, Zero Coupon, 7.03%, 9/1/13(1)       A3/BBB/A-       4,500,000     2,132,460
--------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP, CAP, Disney
Parking Project, Zero Coupon, 5.168%, 9/1/14(1)      A3/BBB/A-       7,260,000     3,253,859


                    13 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                   Ratings:
                                                   Moody's/      Face          Market Value
                                                   S&P/Fitch     Amount        See Note 1
------------------------------------------------------------------------------------------
California  (continued)
Los Angeles Cnty., CA MTAU Sales Tax RRB,
First Tier-Property A, Series A, FSA Insured,
5%, 7/1/15(3)                                      Aaa/AAA/AAA   $10,000,000   $10,172,300
------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Public Works FAU
Lease RB, Multiple Capital Facilities Project V,
Series A, AMBAC Insured, 5.125%, 6/1/17            Aaa/AAA         1,965,000     2,014,577
------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Public Works FAU RRB,
Regional Park & Open Space District,
Series A, 5%, 10/1/16                              Aa3/AA          7,600,000     7,811,660
------------------------------------------------------------------------------------------
Los Angeles, CA Harbor Department RB,
Series B, 5.375%, 11/1/23                          Aa3/AA/AA       5,000,000     5,137,100
------------------------------------------------------------------------------------------
Modesto, CA Irrigation District Refunding COP,
Capital Improvements, Series A, AMBAC
Insured, 4.75%, 7/1/26                             Aaa/AAA/AAA     8,000,000     7,778,560
------------------------------------------------------------------------------------------
Oakland, CA RA TXAL Refunding Bonds,
MBIA Insured, 5.95%, 3/2/99(4)                     Aaa/AAA         8,600,000     9,288,172
------------------------------------------------------------------------------------------
Oakland, CA State Building Authority
Lease RB, Elihu M. Harris, Series A,
AMBAC Insured, 5%, 4/1/23                          Aaa/AAA/AAA     1,900,000     1,905,510
------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 86-2 SPTX
Refunding Bonds, Rancho Santa Margarita,
Series A, 5.55%, 8/15/17                           NR/NR           1,000,000     1,015,530
------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A,
7.10%, 8/15/05                                     NR/AAA          1,440,000     1,645,733
------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A,
7.35%, 8/15/18                                     NR/AAA          7,000,000     8,056,580
------------------------------------------------------------------------------------------
Orange Cnty., CA Improvement Bond Act of
1915 RRB, Irvine Coast Assessment District
88-1-A, 5.50%, 9/2/16                              NR/NR           3,000,000     3,075,300
------------------------------------------------------------------------------------------
Orange Cnty., CA Improvement Bond Act of
1915 SPAST GOB, Assessment No. 88-1,
6.25%, 9/2/18                                      NR/NR           2,300,000     2,358,397
------------------------------------------------------------------------------------------
Palm Springs, CA COP, Escrowed to Maturity,
Sub. Lien, Series B, Zero Coupon,
5.50%, 4/15/21(1)                                  Aaa/AAA        15,000,000     4,816,050
------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Refunding Bonds,
Los Medanos Community Development
Project, Sub. Lien, 6.20%, 8/1/19                  NR/BBB          2,500,000     2,748,700


                    14 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                   Ratings:
                                                   Moody's/      Face          Market Value
                                                   S&P/Fitch     Amount        See Note 1
------------------------------------------------------------------------------------------
California  (continued)
Placentia, CA PFAU SPTX RB, Jr. Lien, Series B,
6.60%, 9/1/15                                      NR/NR         $ 1,600,000   $ 1,669,392
------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                            Aaa/AAA         4,500,000     6,012,270
------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series B, 7.50%, 8/1/23                            Aaa/AAA           500,000       663,900
------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A, MBIA
Insured, 6.15%, 8/1/15                             Aaa/AAA         2,000,000     2,321,060
------------------------------------------------------------------------------------------
Port Oakland, CA Port RB, Series G, MBIA
Insured, 5.375%, 11/1/25                           Aaa/AAA/AAA    10,650,000    10,955,975
------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.535%, 6/1/19(2)   Aaa/AAA/AAA     4,000,000     4,435,000
------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 9.258%, 7/8/22(2)   Aaa/AAA         2,500,000     3,365,625
------------------------------------------------------------------------------------------
Richmond, CA Improvement Bond Act of
1915 GORB, Reassessment District No. 855,
6.60%, 9/2/19                                      NR/NR           1,500,000     1,546,170
------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD No. 88-12 SPTX
Bonds, 7.55%, 9/1/17                               NR/NR           3,000,000     3,260,850
------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU TXAL RRB,
Redevelopment Projects, Series A,
5.625%, 10/1/33                                    Baa2/BBB-       6,600,000     6,823,278
------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP, Air Force
Village West, Inc., Series A, 8.125%, 6/15/12      NR/NR           3,000,000     3,307,500
------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP, Air Force
Village West, Inc., Series A, 8.125%, 6/15/20      NR/NR           3,000,000     3,297,720
------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to
Maturity, Series A, 7.80%, 5/1/21                  Aaa/AAA         4,285,000     5,834,627
------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM RB, Escrowed to
Maturity, 8.125%, 7/1/16(6)                        Aaa/AAA        10,000,000    13,694,400
------------------------------------------------------------------------------------------
Sacramento Cnty., CA SPTX Refunding Bonds,
CFD No. 1, 5.70%, 12/1/20                          NR/NR           2,000,000     2,028,740
------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RB,
Procter & Gamble Project, 6.50%, 7/1/14            NR/BBB/BBB      5,000,000     5,849,100
------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC
Insured, Inverse Floater, 9.274%, 8/15/18(2)       Aaa/AAA/AAA     5,500,000     6,524,375
------------------------------------------------------------------------------------------
Sacramento, CA PAU RB, Cogeneration Project,
6%, 7/1/22                                         NR/BBB-         7,300,000     7,857,063
------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RRB,
MBIA Insured, 5.25%, 7/1/12                        NR/AAA/AAA        750,000       805,193


                    15 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                          Ratings:
                                                          Moody's/        Face          Market Value
                                                          S&P/Fitch       Amount        See Note 1
---------------------------------------------------------------------------------------------------
California  (continued)
San Bernardino Cnty., CA COP, Medical Center
Financing Project, MBIA Insured, 5.50%, 8/1/17            Aaa/AAA         $ 5,250,000   $ 5,782,508
---------------------------------------------------------------------------------------------------
San Diego Cnty., CA COP, MBIA Insured, Inverse
Floater, 9.367%, 11/18/19(2)                              Aaa/AAA           2,000,000     2,287,500
---------------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority Revenue
COP, Series 91-B, MBIA Insured, Inverse Floater,
9.22%, 4/8/21(2)                                          Aaa/AAA           3,000,000     3,956,250
---------------------------------------------------------------------------------------------------
San Diego, CA Convention Center Expansion
FAU Lease RB, Series A, 5.25%, 4/1/16                     Aaa/AAA/AAA       3,000,000     3,161,580
---------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Series 84, AMBAC
Insured, Inverse Floater, 6.145%, 5/1/19(2)               NR/AAA            4,750,000     4,765,485
---------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Issue 22, AMBAC
Insured, 5%, 5/1/19                                       Aaa/AAA/AAA         235,000       236,088
---------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP
Redevelopment Projects, Series C,
Zero Coupon, 5.25%, 8/1/14(1)                             A2/A              2,350,000     1,104,359
---------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP
Redevelopment Projects, Series C,
Zero Coupon, 5.10%, 8/1/11(1)                             A2/A              2,350,000     1,282,301
---------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP
Redevelopment Projects, Series C,
Zero Coupon, 5.15%, 8/1/12(1)                             A2/A              2,350,000     1,228,627
---------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, Series C,
Zero Coupon, 5%, 8/1/10(1)                                A2/A              2,350,000     1,358,253
---------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, 5%, 1/1/33                 Baa3/BBB-/BBB     8,000,000     7,776,960
---------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, Prerefunded,
6.75%, 1/1/32                                             Aaa/AAA/AAA       7,000,000     7,969,780
---------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RRB, CAP, Series A,
0%/5.75%, 1/15/21(5)                                      Baa3/BBB-/BBB    11,800,000     8,522,432
---------------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Inner-City Commuter,
Series C, 5.60%, 9/1/19                                   NR/BBB            3,060,000     3,113,366
---------------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.50%, 9/1/15                                   NR/NR             1,000,000     1,008,910


                    16 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Ratings:
                                                  Moody's/      Face           Market Value
                                                  S&P/Fitch     Amount         See Note 1
-------------------------------------------------------------------------------------------
California  (continued)
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.60%, 9/1/19                           NR/NR         $  1,000,000   $  1,006,650
-------------------------------------------------------------------------------------------
Santa Margarita/Dana Point, CA Authority RB,
Improvement Districts 3-3A-4-4A, Series B,
MBIA Insured, 7.25%, 8/1/14                       Aaa/AAA            680,000        887,305
-------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB, Series A,
7.35%, 9/1/24                                     NR/AAA           1,600,000      1,683,856
-------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RB, 5.55%, 10/30/20                    Aa2/AA           3,600,000      3,749,544
-------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RB, Inverse Floater, 7.419%,
10/30/20(2)                                       Aa2/AA           1,500,000      1,608,750
-------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 8.025%, 7/1/12(2)                Aa3/A            1,900,000      2,194,500
-------------------------------------------------------------------------------------------
Stockton, CA CFD No. 90-2 SPTX RRB,
Brookside Estates, 6.20%, 8/1/15                  NR/NR            1,750,000      1,848,753
-------------------------------------------------------------------------------------------
Temecula, CA CFD 88-12-A SPTX Refunding
Bonds, 5.625%, 9/1/17                             NR/NR            2,175,000      2,215,694
-------------------------------------------------------------------------------------------
Tustin, CA USD CFD No. 88-1 SPTX RB,
Series B, 6.375%, 9/1/21                          NR/NR            3,500,000      4,120,165
-------------------------------------------------------------------------------------------
University of CA Regents RB, Multiple Purpose
Projects, Prerefunded, Series A, 6.875%, 9/1/16   NR/AA-           1,950,000      2,213,387
-------------------------------------------------------------------------------------------
West Sacramento, CA Improvement Bond Act
of 1915 SPAST Refunding Bonds, 5.60%, 9/2/17      NR/NR            2,000,000      2,012,540
-------------------------------------------------------------------------------------------
Yuba City, CA USD Refunding COP,
Series A, 5%, 2/1/17                              Aaa/AAA          3,010,000      3,060,628
                                                                               ------------
                                                                                426,869,014

-------------------------------------------------------------------------------------------
U.S. Possessions--9.2%
Guam PAU RB, Series A, 6.625%, 10/1/14            NR/BBB           2,000,000      2,219,780
-------------------------------------------------------------------------------------------
PR CMWLTH GOB, 5.375%, 7/1/25                     Baa1/A           6,600,000      6,797,868
-------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA Insured, Inverse
Floater, 7.884%, 7/1/08(2)                        Aaa/AAA          3,500,000      3,981,250
-------------------------------------------------------------------------------------------
PR CMWLTH GOUN, Public Improvement,
4.75%, 7/1/23                                     Baa1/A          11,750,000     11,410,543
-------------------------------------------------------------------------------------------
PR CMWLTH HTAU RRB, Series A, AMBAC
Insured, 5.50%, 7/1/13                            Aaa/AAA/AAA      3,500,000      3,933,720
-------------------------------------------------------------------------------------------
PR CMWLTH HTAU RRB, Series A, AMBAC
Insured, 5.50%, 7/1/14                            Aaa/AAA/AAA      3,500,000      3,908,870
-------------------------------------------------------------------------------------------
PR EPAU RB, Prerefunded, Series P, 7%, 7/1/21     Baa1/BBB+        4,000,000      4,426,000


                    17 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                      Ratings:
                                                      Moody's/      Face           Market Value
                                                      S&P/Fitch     Amount         See Note 1
-----------------------------------------------------------------------------------------------
U.S. Possessions  (continued)
PR HFA SFM RB, Affordable Housing Mtg
Portfolio I, 6.25%, 4/1/29                            Aaa/AAA       $  2,440,000   $  2,586,766
-----------------------------------------------------------------------------------------------
PR Housing Finance Corp. SFM RB, Portfolio 1,
Series B, 7.65%, 10/15/22                             Aaa/AAA            395,000        416,583
-----------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental PC
Facilities Tourist RB, Mennonite General
Hospital Project, Series A, 6.50%, 7/1/12             NR/BBB-/BBB      2,375,000      2,581,625
                                                                                   ------------
                                                                                     42,263,005
                                                                                   ------------
Total Municipal Bonds and Notes (Cost $433,912,213)                                 469,132,019

                                                      Date    Strike   Contracts
===============================================================================================
Call Options Purchased--0.0%
-----------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures, 20 yr., 3/99 Call Opt.
(Cost $139,126)                                       2/99     $131          500         93,750

                                                                    Face
                                                                    Amount
===============================================================================================
Short-Term Tax-Exempt Obligations--0.1%
-----------------------------------------------------------------------------------------------
CA PCFAU SWD RR RB, Shell Martinez Refining,
Series A, 3%, 2/1/99(4) (Cost $400,000)                             $    400,000        400,000

-----------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $434,451,339)                            101.6%   469,625,769
-----------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                       (1.6)    (7,218,051)
                                                                    ------------   ------------
Net Assets                                                                 100.0%  $462,407,718
                                                                    ============   ============

To simplify the listings of securities, abbreviations are used per the table below:

CAP   --Capital Appreciation                   PC   --Pollution Control
CDAU  --Communities Development Authority      PCFAU--Pollution Control Finance Authority
CFD   --Community Facilities District          PFAU --Public Finance Authority
COP   --Certificates of Participation          PPAU --Public Power Authority
CMWLTH--Commonwealth                           PWBL --Public Works Board Lease
EPAU  --Electric Power Authority               RA   --Redevelopment Agency
FA    --Facilities Authority                   RB   --Revenue Bonds
FAU   --Finance Authority                      RR   --Resource Recovery
GOB   --General Obligation Bonds               RRB  --Revenue Refunding Bonds
GORB  --General Obligation Refunding Bonds     SCDAU--Statewide Communities Development Authority
GOUN  --General Obligation Unlimited Notes     SDI  --School District
HF    --Health Facilities                      SFM  --Single Family Mortgage
HFA   --Housing Finance Agency                 SPAST--Special Assessment
HFFAU --Health Facilities Finance Authority    SPTX --Special Tax
HTAU  --Highway & Transportation Authority     SWD  --Solid Waste Disposal
MTAU  --Metropolitan Transportation Authority  TXAL --Tax Allocation
MUD   --Municipal Utility District             USD  --Unified School District
PAU   --Power Authority


                    18 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $47,555,555 or 10.28% of the Fund's net assets as of January 31, 1999.

3. When-issued security to be delivered and settled after January 31, 1999.

4. Represents the current interest rate for a variable rate security, is subject to change periodically, and is the effective rate on January 31, 1999.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Securities with an aggregate market value of $1,780,272 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

As of January 31, 1999, securities subject to the Alternative Minimum Tax amount to $82,588,075 or 17.86% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                                Market Value     Percent
--------------------------------------------------------------------------------
Special Assessment                                      $118,797,912      25.3%
--------------------------------------------------------------------------------
Single Family Housing                                     58,781,000      12.5
--------------------------------------------------------------------------------
Municipal Leases                                          51,852,550      11.0
--------------------------------------------------------------------------------
Electric Utilities                                        45,455,196       9.7
--------------------------------------------------------------------------------
Hospital/Healthcare                                       42,108,436       9.0
--------------------------------------------------------------------------------
Highways                                                  40,384,307       8.6
--------------------------------------------------------------------------------
General Obligation                                        30,716,941       6.6
--------------------------------------------------------------------------------
Marine/Aviation Facilities                                22,143,378       4.7
--------------------------------------------------------------------------------
Adult Living Facilities                                   21,215,725       4.5
--------------------------------------------------------------------------------
Sales Tax                                                 10,172,300       2.2
--------------------------------------------------------------------------------
Corporate Backed                                           9,484,523       2.0
--------------------------------------------------------------------------------
Water Utilities                                            9,314,544       2.0
--------------------------------------------------------------------------------
Higher Education                                           7,203,316       1.5
--------------------------------------------------------------------------------
Education                                                    933,141       0.2
--------------------------------------------------------------------------------
Resource Recovery                                            568,750       0.1
--------------------------------------------------------------------------------
Pollution Control                                            400,000       0.1
--------------------------------------------------------------------------------
Call Options                                                  93,750       0.0
                                                        ------------     -----
Total                                                   $469,625,769     100.0%
                                                        ============     =====

See accompanying Notes to Financial Statements.


                    19 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

===============================================================================
Assets
Investments, at value (cost $434,451,339)--see accompanying
  statement                                                        $469,625,769
-------------------------------------------------------------------------------
Cash                                                                     55,205
-------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                              6,260,087
Shares of beneficial interest sold                                    1,769,403
Other                                                                     7,830
                                                                   ------------
Total assets                                                        477,718,294

===============================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                12,983,913
Dividends                                                             1,174,364
Shares of beneficial interest redeemed                                  685,752
Trustees' compensation--Note 1                                          174,748
Daily variation on futures contracts--Note 5                            141,326
Distribution and service plan fees                                       95,317
Transfer and shareholder servicing agent fees                             6,791
Other                                                                    48,365
                                                                   ------------
Total liabilities                                                    15,310,576

===============================================================================
Net Assets                                                         $462,407,718
                                                                   ============

===============================================================================
Composition of Net Assets
Paid-in capital                                                    $426,962,610
-------------------------------------------------------------------------------
Overdistributed net investment income                                  (849,092)
-------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions              1,261,096
-------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5            35,033,104
                                                                   ------------
Net assets                                                         $462,407,718
                                                                   ============


                    20 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $315,182,793 and 28,286,025 shares of beneficial interest outstanding) $11.14 Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                               $11.70

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $132,309,342 and 11,870,023 shares of beneficial interest
outstanding)                                                              $11.15

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,915,583 and 1,340,382 shares of beneficial interest
outstanding)                                                              $11.13

See accompanying Notes to Financial Statements.


                    21 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Operations For the Six Months Ended January 31, 1999 (Unaudited)
--------------------------------------------------------------------------------

===============================================================================
Investment Income
Interest                                                            $12,787,796

===============================================================================
Expenses
Management fees--Note 4                                               1,253,783
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                 374,405
Class B                                                                 625,589
Class C                                                                  66,555
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   115,530
-------------------------------------------------------------------------------
Trustees' compensation--Note 1                                           30,736
-------------------------------------------------------------------------------
Shareholder reports                                                      27,527
-------------------------------------------------------------------------------
Custodian fees                                                           15,549
-------------------------------------------------------------------------------
Legal, auditing and other professional fees                              14,091
-------------------------------------------------------------------------------
Registration and filing fees                                              7,154
-------------------------------------------------------------------------------
Other                                                                     9,263
                                                                    -----------
Total expenses                                                        2,540,182
Less expenses paid indirectly--Note 4                                   (14,865)
                                                                    -----------
Net expenses                                                          2,525,317

===============================================================================
Net Investment Income                                                10,262,479

===============================================================================
Realized and Unrealized Gain
Net realized gain on:
Investments                                                           2,175,606
Closing of futures contracts                                            100,604
                                                                    -----------
Net realized gain                                                     2,276,210

-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on
  investments                                                         6,632,791
                                                                    -----------
Net realized and unrealized gain                                      8,909,001

===============================================================================
Net Increase in Net Assets Resulting from Operations                $19,171,480
                                                                    ===========

See accompanying Notes to Financial Statements.


                    22 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          Six Months Ended
                                                          January 31, 1999  Year Ended
                                                          (Unaudited)       July 31, 1998
========================================================================================
Operations
Net investment income                                     $ 10,262,479      $ 19,136,459
----------------------------------------------------------------------------------------
Net realized gain (loss)                                     2,276,210        (1,120,364)
----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation        6,632,791         3,444,127
                                                          ------------      ------------
Net increase in net assets resulting from operations        19,171,480        21,460,222

========================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                     (7,474,377)      (14,732,831)
Class B                                                     (2,510,334)       (4,147,106)
Class C                                                       (267,555)         (359,910)
----------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                             --        (2,092,323)
Class B                                                             --          (677,374)
Class C                                                             --           (51,258)

========================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                      8,253,469         3,072,554
Class B                                                     14,407,206        33,042,362
Class C                                                      3,326,034         5,382,827

========================================================================================
Net Assets
Total increase                                              34,905,923        40,897,163
----------------------------------------------------------------------------------------
Beginning of period                                        427,501,795       386,604,632
                                                          ------------      ------------
End of period (including overdistributed net investment
income of $849,092 and $859,305, respectively)            $462,407,718      $427,501,795
                                                          ============      ============

See accompanying Notes to Financial Statements.


                    23 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                    Class A
                                                    --------------------------------------------------
                                                    Six Months
                                                    Ended
                                                    January 31,
                                                    1999            Year Ended July 31,
                                                    (Unaudited)     1998         1997         1996(2)
======================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $10.92          $10.94       $10.39       $10.69
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .27             .54          .58          .33
Net realized and unrealized gain (loss)                  .22             .06          .54         (.30)
                                                      ------          ------       ------       ------
Total income (loss) from investment operations           .49             .60         1.12          .03

------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.27)           (.54)        (.57)        (.33)
Dividends in excess of net investment income              --              --           --           --
Distributions from net realized gain                      --            (.08)          --           --
                                                      ------          ------       ------       ------
Total dividends and distributions to shareholders       (.27)           (.62)        (.57)        (.33)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $11.14          $10.92       $10.94       $10.39
                                                      ======          ======       ======       ======

======================================================================================================
Total Return, at Net Asset Value(3)                     4.47%           5.66%       11.11%        0.34%

======================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $315,183        $300,717     $298,162     $286,033
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $310,200        $297,372     $289,439     $279,796
------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   4.79%(4)        4.91%        5.49%        5.53%(4)
Expenses(5)                                             0.89%(4)        0.92%        0.94%        0.97%(4)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                15%             31%          31%          14%

1. For the period from November 1, 1995, (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                    24 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Class A                   Class B
                                                    ---------------------     --------------------------------------------------
                                                                              Six Months
                                                                              Ended
                                                    Year Ended                January 31,
                                                    December 31,              1999            Year Ended July 31,
                                                    1995         1994         (Unaudited)     1998          1997         1996(2)
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $9.45       $10.97       $10.92          $10.94       $10.39       $10.69
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .58          .60          .23             .46          .49          .28
Net realized and unrealized gain (loss)                 1.25        (1.51)         .22             .06          .55         (.30)
                                                      ------       ------       ------          ------       ------       ------
Total income (loss) from investment operations          1.83         (.91)         .45             .52         1.04         (.02)

--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.58)        (.61)        (.22)           (.46)        (.49)        (.28)
Dividends in excess of net investment income            (.01)          --           --              --           --           --
Distributions from net realized gain                      --           --           --            (.08)          --           --
                                                      ------       ------       ------          ------       ------       ------
Total dividends and distributions to shareholders       (.59)        (.61)        (.22)           (.54)        (.49)        (.28)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.69        $9.45       $11.15          $10.92       $10.94       $10.39
                                                      ======       ======       ======          ======       ======       ======

================================================================================================================================
Total Return, at Net Asset Value(3)                    19.76%       (8.49)%       4.07%           4.86%       10.27%       (0.12)%

================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $285,307     $219,682     $132,309        $115,444      $82,474      $52,038
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $250,188     $248,850     $124,188         $99,266      $65,192      $46,422
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   5.64%        5.99%        4.02%(4)        4.21%        4.70%        4.74%(4)
Expenses(5)                                             0.95%        0.96%        1.65%(4)        1.67%        1.70%        1.74%(4)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                23%          22%          15%             31%          31%          14%


                                                    Class B
                                                    --------------------


                                                    Year Ended
                                                    December 31,
                                                    1995         1994
========================================================================
Per Share Operating Data
Net asset value, beginning of period                  $9.44       $10.98
------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .51          .54
Net realized and unrealized gain (loss)                1.25        (1.55)
                                                     ------       ------
Total income (loss) from investment operations         1.76        (1.01)

------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.50)        (.53)
Dividends in excess of net investment income           (.01)          --
Distributions from net realized gain                     --           --
                                                     ------       ------
Total dividends and distributions to shareholders      (.51)        (.53)
------------------------------------------------------------------------
Net asset value, end of period                       $10.69        $9.44
                                                     ======       ======

========================================================================
Total Return, at Net Asset Value(3)                   18.97%       (9.39)%

========================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $41,224      $20,224
------------------------------------------------------------------------
Average net assets (in thousands)                   $29,918      $16,552
------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  4.82%        5.17%
Expenses(5)                                            1.72%        1.73%
------------------------------------------------------------------------
Portfolio turnover rate(6)                               23%          22%

4. Annualized.

5. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1999, were $94,855,181 and $67,803,290, respectively.


                    25 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                               Class C
                                               -------------------------------------------------------------
                                               Six Months
                                               Ended                                                  Period
                                               January 31,                                            Ended
                                               1999           Year Ended July 31,                     December 31,
                                               (Unaudited)    1998         1997        1996(2)        1995(1)
============================================================================================================
Per Share Operating Data
Net asset value, beginning of period            $10.91         $10.93      $10.38      $10.68         $10.46
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .23            .46         .49         .27            .08
Net realized and unrealized gain (loss)            .21            .06         .55        (.30)           .22
                                                ------         ------      ------      ------         ------
Total income (loss) from investment
operations                                         .44            .52        1.04        (.03)           .30

------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.22)          (.46)       (.49)       (.27)          (.07)
Dividends in excess of net investment income        --             --          --          --           (.01)
Distributions from net realized gain                --           (.08)         --          --             --
                                                ------         ------      ------      ------         ------
Total dividends and distributions to
shareholders                                      (.22)          (.54)       (.49)       (.27)          (.08)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $11.13         $10.91      $10.93      $10.38         $10.68
                                                ======         ======      ======      ======         ======

============================================================================================================
Total Return, at Net Asset Value(3)               3.99%          4.87%      10.26%      (0.19)%         2.90%

============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)       $14,916        $11,340      $5,969      $2,171           $125
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $13,223        $ 8,614      $3,869      $1,156           $ 91
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             4.01%(4)       4.24%       4.66%       4.54%(4)       4.56%(4)
Expenses(5)                                       1.64%(4)       1.66%       1.70%       1.80%(4)       1.68%(4)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                          15%            31%         31%         14%            23%

1. For the period from November 1, 1995, (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1999, were $94,855,181 and $67,803,290, respectively.

See accompanying Notes to Financial Statements.


                    26 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer California Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek current income exempt from Federal and California income taxes by investing in municipal securities, while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $960,000, which expires in 2006.


                    27 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)

Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 1999, a provision of $6,625 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $169,943 as of January 31, 1999.

            The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


                    28 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund concentrates its investments in California and, therefore, may have more credit risks related to the economic conditions of California than a portfolio with a broader geographical diversification.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                           Six Months Ended January 31, 1999  Year Ended July 31, 1998
                           ---------------------------------  -------------------------
                           Shares        Amount               Shares        Amount
---------------------------------------------------------------------------------------
Class A:
Sold                        2,714,921    $30,051,126           4,625,371    $50,462,764
Dividends and
distributions reinvested      400,571      4,424,348             921,790     10,031,986
Redeemed                   (2,367,438)   (26,222,005)         (5,266,312)   (57,422,196)
                           ----------    -----------          ----------    -----------
Net increase                  748,054     $8,253,469             280,849     $3,072,554
                           ==========    ===========          ==========    ===========

---------------------------------------------------------------------------------------
Class B:
Sold                        1,837,794    $20,341,568           3,871,772    $42,232,554
Dividends and
distributions reinvested      142,217      1,571,400             279,759      3,046,210
Redeemed                     (677,958)    (7,505,762)         (1,120,147)   (12,236,402)
                           ----------    -----------          ----------    -----------
Net increase                1,302,053    $14,407,206           3,031,384    $33,042,362
                           ==========    ===========          ==========    ===========

---------------------------------------------------------------------------------------
Class C:
Sold                          427,657     $4,734,960             697,841     $7,611,935
Dividends and
distributions reinvested       17,693        195,190              29,500        320,853
Redeemed                     (144,726)    (1,604,116)           (233,849)    (2,549,961)
                           ----------    -----------          ----------    -----------
Net increase                  300,624     $3,326,034             493,492     $5,382,827
                           ==========    ===========          ==========    ===========


                    29 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
3. Unrealized Gains and Losses on Investments

As of January 31, 1999, net unrealized appreciation on investments of $35,174,430 was composed of gross appreciation of $35,314,728, and gross depreciation of $140,298.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fees for the six months ended January 31, 1999 was 0.57% of the average annual net assets of Class A, Class B and Class C shares.

            For the six months ended January 31, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $384,132, of which $75,884 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $35,793, $681,847 and $42,088, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $16,976 and $4,812, respectively. During the six months ended January 31, 1999, OFDI received contingent deferred sales charges of $142,669 and $6,115, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended January 31, 1999, OFDI paid $12,445 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                    30 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended January 31, 1999, OFDI paid $1,189 and $4,841, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $515,962 and $51,106, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If the Plans are terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plans were terminated. As of January 31, 1999, OFDI had incurred excess distribution and servicing costs of $4,013,157 for Class B and $178,972 for Class C.

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.


                    31 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts  (continued)

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of January 31, 1999, the Fund had outstanding futures contracts as follows:

                                Expiration   Number of    Valuation as of     Unrealized
Contract Description            Date         Contracts    January 31, 1999    Depreciation
------------------------------------------------------------------------------------------
Contracts to Sell
-----------------
U.S. Treasury Bonds, 20 yr.     3/99         200          $25,600,000         $141,326

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the six months ended January 31, 1999.


                    32 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Oppenheimer California Municipal Fund
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Caryn Halbrecht, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and             OppenheimerFunds Services
Shareholder Servicing
Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     KPMG LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors.

                         This is a copy of a report to shareholders of Oppenheimer California Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer California Municipal Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                    33 Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------

==================================================================================================================
Real Asset Funds
------------------------------------------------------------------------------------------------------------------
Real Asset Fund                       Gold & Special Minerals Fund

==================================================================================================================
Global Stock Funds
------------------------------------------------------------------------------------------------------------------
Developing Markets Fund               International Growth Fund             Quest Global Value Fund
International Small                   Global Fund                           Global Growth & Income Fund
 Company Fund                         Europe Fund

==================================================================================================================
Stock Funds
------------------------------------------------------------------------------------------------------------------
Enterprise Fund                       MidCap Fund                           Growth Fund
Discovery Fund                        Capital Appreciation Fund             Disciplined Value Fund
Quest Small Cap Value Fund            Quest Capital Value Fund              Quest Value Fund
                                                                            Large Cap Growth Fund

==================================================================================================================
Stock & Bond Funds
------------------------------------------------------------------------------------------------------------------
Main Street Growth &                  Total Return Fund                     Disciplined Allocation Fund
 Income Fund(1)                       Quest Balanced                        Multiple Strategies Fund
Quest Opportunity                      Value Fund                           Convertible Securities Fund
 Value Fund                           Equity Income Fund

==================================================================================================================
Taxable Bond Funds
------------------------------------------------------------------------------------------------------------------
International Bond Fund               Champion Income Fund                  U.S. Government Trust
World Bond Fund                       Strategic Income Fund                 Limited-Term Government Fund
High Yield Fund                       Bond Fund

==================================================================================================================
Municipal Bond Funds
------------------------------------------------------------------------------------------------------------------
California Municipal Fund(2)          Pennsylvania Municipal Fund(2)        Rochester Division:
Florida Municipal Fund(2)             Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(2)          Insured Municipal Fund                Limited Term New York
New York Municipal Fund(2)            Intermediate Municipal Fund            Municipal Fund

==================================================================================================================
Money Market Funds(3)
------------------------------------------------------------------------------------------------------------------
Money Market Fund                     Cash Reserves

1. On 12/22/98, the Fund's name was changed from "Main Street Income & Growth Fund."

2. Available only to investors in certain states.

3. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                    34 Oppenheimer California Municipal Fund

Internet
24-hr access to account
information. Online
trans actions now available

---------------------------------------
www.oppenheimerfunds.com
---------------------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

---------------------------------------
1-800-525-7048
---------------------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

---------------------------------------
1-800-852-8457
---------------------------------------

PhoneLink
24-hr automated information
and automated transactions

---------------------------------------
1-800-533-3310
---------------------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

---------------------------------------
1-800-843-4461
---------------------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

---------------------------------------
1-800-835-3104
---------------------------------------

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RS0790.001.0199  April 1, 1999